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                                    EXHIBIT 2

                          THE SPORTS CLUB COMPANY, INC.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                              As Originally
                                                                 Reported      Adjustments    As Adjusted
                                                              -------------    -----------    -----------
Revenues                                                         $ 66,701      $(20,417)(1)     $ 46,284

Operating expenses:
  Direct                                                           46,162       (14,989)(1)       31,173
  Selling, general and administrative                               6,917        (1,175)(1)&(2)    5,743
  Depreciation and amortization                                     4,717        (1,801)(1)        2,916
  Pre-opening expenses                                              1,602          (674)(1)          928
                                                                 --------      --------         --------
    Total operating expenses                                       59,398       (18,639)          40,760
                                                                 --------      --------         --------
      Income from operations                                        7,303        (1,778)           5,525

Other income (expense):
  Net interest expense                                             (4,435)        2,892(1)&(3)    (1,543)
  Minority interests                                                 (113)           --             (113)
  Equity interest in net income of unconsolidated subsidiary          786          (786)(1)           --
  Non-recurring charge                                               (205)          205(1)            --
                                                                 --------      --------         --------
     Income before income taxes and cumulative effect of
       change in accounting principle                               3,336           533            3,869

Income tax provision                                                1,434           229(1)         1,663
                                                                 --------      --------         --------

      Income before cumulative effect of change in
        accounting principle                                        1,902           304            2,206

Cumulative effect of change in accounting principle,
  net of income tax benefit                                           899          (679)(1)          220
                                                                 --------      --------         --------
      Net income                                                 $  1,003      $    983         $  1,986
                                                                 ========      ========         ========
Income per share before cumulative effect of change in
  accounting principle:
  Basic                                                          $   0.10                       $   0.12
                                                                 ========                       ========
  Diluted                                                        $   0.10                       $   0.12
                                                                 ========                       ========
Effect of cumulative effect of change in accounting principle:
   Basic                                                         $  (0.05)                      $  (0.01)
                                                                 =========                      =========
   Diluted                                                       $  (0.05)                      $  (0.01)
                                                                 =========                      =========
Net income per share:
  Basic                                                          $   0.05                       $   0.11
                                                                 ========                       ========
  Diluted                                                        $   0.05                       $   0.11
                                                                 ========                       ========
Weighted average shares outstanding:
  Basic                                                            18,251                         18,251
                                                                 ========                       ========
  Diluted                                                          18,431                         18,431
                                                                 ========                       ========

                 See footnotes to pro-forma financial statements